                           SCHEDULE 14A - INFORMATION

   Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
                                      1934
                                (Amendment No. )

Filed by the Registrant  /X/

Filed by a Party other than the Registrant  /  /

Check the appropriate box:
/_/  Preliminary proxy statement
/_/ Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/  Definitive proxy statement
/_/  Definitive additional materials
/_/  Soliciting Material Pursuant to Rule 240.14a-11(c) or Rule 240.14a-12

                               ORGANOGENESIS INC.
                ------------------------------------------------
                (Name of Registrant as Specified in Its Charter)


                ------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required.

/_/  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
          ___________________________

     (2)  Aggregate number of securities to which transaction applies:
          __________________________

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:
          __________________________________

     (5)  Total fee paid:
          _______________________________________________________________

/_/  Fee paid previously with preliminary materials.

/_/ Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount previously paid:
          _______________________________________________________

     (2)  Form, Schedule or Registration Statement No.:
          _____________________________________

     (3)  Filing party:
          _________________________________________________________________

     (4)  Date filed:
          __________________________________________________________________

                              ORGANOGENESIS INC.

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             Date: Thursday, June 21, 2001
                             Time: 10:00 a.m.
                             Place: The Millennium Hotel New York UN Plaza
                               One United Nations Plaza
                               44th Street at First Avenue
                               New York, NY 10017-3575

Dear Stockholders:

  You are cordially invited to attend our Annual Meeting of Stockholders and to vote on the following proposals:

    Item 1. To elect ten (10) directors to serve for the ensuing year;

    Item 2. To ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as our independent accountants for the 2001 fiscal year; and

    Item 3. To transact such other business as may properly come before the meeting or any adjournment or adjournments thereof.

  Stockholders of record at the close of business on April 25, 2001 will be entitled to notice of, and to vote at, the meeting or any adjournment thereof.

                                          By Order of the Board of Directors,

                                          John J. Arcari, Secretary

150 Dan Road
Canton, Massachusetts 02021
May 24, 2001

                          RETURN ENCLOSED PROXY CARD

  YOUR VOTE IS IMPORTANT. WHETHER OR NOT YOU EXPECT TO ATTEND THIS MEETING, PLEASE COMPLETE, SIGN AND DATE THE ENCLOSED PROXY AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                              ORGANOGENESIS INC.
                                 150 Dan Road
                          Canton, Massachusetts 02021

            PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

                                 June 21, 2001

General

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Organogenesis Inc. (the "Company") for use at the 2001 Annual Meeting of Stockholders. This meeting will be held on Thursday, June 21, 2001 at 10:00 a.m. at The Millennium Hotel New York UN Plaza, One United Nations Plaza, 44th Street at First Avenue, New York, NY 10017.

Voting Rights and Votes Required

  All properly signed and returned proxies will be voted in accordance with the instructions contained therein and, if no choice is specified, the proxies will be voted in favor of the proposals set forth in the accompanying Notice of Annual Meeting. You have the right to revoke your proxy and change your vote at any time prior to its exercise at the meeting by giving written notice to that effect to the Secretary of the Company.

  The holders of a majority of the number of shares of common stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the meeting. Shares of common stock present in person or represented by proxy including shares which abstain or broker non-votes (as defined below) will be counted for purposes of determining whether a quorum is present.

  Nominees for election of directors at the meeting will be elected by a plurality of the votes of the shares present in person or represented by proxy at the meeting. Withholding authority to vote for a nominee for director will have no effect to the outcome of the vote. For proposals to ratify the appointment of PricewaterhouseCoopers LLP as the Company's independent public accountants for the fiscal year ending December 31, 2001, the affirmative vote of a majority of shares of common stock present or represented by proxy and entitled to vote on the matter is necessary for approval. Because abstentions are treated as shares present or represented and entitled to vote, abstentions with respect to these proposals have the same effect as a vote against the proposal.

  If you hold your shares of common stock through a broker, bank or other representative, generally the broker or your representative may only vote the common stock that it holds for you in accordance with your instructions. However, if it has not timely received your instructions, the broker or your representative may vote on certain matters for which it has discretionary voting authority. If a broker or your representative cannot vote on a particular matter because it does not have discretionary voting authority, this is a "broker non-vote" on that matter. As to the election of directors, and the ratification of independent public accountants, broker non-votes are not deemed to be present and represented and are not entitled to vote, and therefore will have no effect on the outcome of the vote.

Record Date and Other Information

  April 25, 2001 is the record date for the determination of stockholders entitled to vote at the meeting. On that date, an aggregate of 34,472,460 shares of common stock (excluding treasury shares) were outstanding and entitled to vote. Each share is entitled to one vote.

  Our Annual Report and Form 10-K for the year ended December 31, 2000 are being mailed to stockholders concurrently with this Notice and Proxy Statement on or about May 24, 2001.

  The expenses connected with soliciting proxies will be borne by the Company. In addition to solicitations by mail, directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph and personal interviews. We will pay American Stock Transfer & Trust Company to assist with the solicitation of proxies. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and will be reimbursed for out-of-pocket expenses in connection with the distribution of proxy materials.

  On the following pages, we have provided information relating to the Board of Directors, principal stockholders and executive officers, as well as other information required to be disclosed to stockholders, including a comparative stock performance graph. Following this information are the proposals, items one through three, as set forth in the Notice of Annual Meeting.

Information About the Board of Directors

 The Board of Directors

  The Company's Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of nine members. The Board of Directors oversees the business and affairs of Organogenesis Inc. and monitors the performance of management. The directors keep themselves informed through discussions with the Chief Executive Officer, other key executives, and the Company's principal external advisors (legal counsel and external auditors), by reading reports and other materials that the Company's management sends to them, and by participating in Board and committee meetings.

  During 2000, the Board of Directors held four meetings and seven telephonic meetings. Each incumbent director attended at least 75% of the Board of Directors meetings that were held during his or her tenure and of committees meetings on which he or she served.

 The Committees of the Board

  The Audit Committee is currently comprised of Dr. Anton Schrafl (chairman), Mr. James Apostolakis, Mr. David Gardner and Ms. Marguerite Piret. Mr. Apostolakis joined the Audit Committee in May 2000. The Audit Committee held two meetings during 2000. The responsibilities of this committee are to: (1) make recommendations to the Board of Directors regarding the engagement of independent accountants; (2) review the arrangements for the scope of the independent audit and the results of the audit and to report on the same to the Board of Directors; (3) establish and monitor policy relative to non-audit services performed by the independent accountants; and (4) assure that the accountants are in fact independent.

  The Compensation Committee is currently comprised of Mr. James Apostolakis, Mr. Albert Erani, Mr. David Gardner, Dr. Bjorn Olsen and Ms. Marguerite Piret. Mr. Apostolakis joined the Compensation Committee in May 2000. The Compensation Committee held two meetings during 2000. This committee provides recommendations to the Board of Directors as to all elements of compensation arrangements with executive officers. It also administers the 1986 and 1995 Stock Option Plans, the 1999 Non-Qualified Stock Option Plan and the 1991 Employee Stock Purchase Plan.

  The Executive Committee is currently comprised of Mr. Albert Erani (chairman), Mr. Bernard Marden and Dr. Michael Sabolinski. Mr. Philip Laughlin served on the Executive Committee during 2000. The Executive Committee manages and participates in all aspects of the negotiations of the Company with Novartis Pharma AG and any other entity relating to the Apligraf license, and such other arrangements involving other products and with such other parties as may be deemed appropriate by the Executive Committee.

  The Nominating Committee is currently comprised of Mr. Albert Erani, Mr. David Gardner, Mr. Bernard Marden and Mr. Glenn Nussdorf. Mr. Gardner and Mr. Nussdorf joined the Nominating Committee in May 2000.

The Nominating Committee held one meeting during 2000. This committee identifies and recommends candidates for nomination to the Board of Directors. It does not consider nominees recommended by stockholders.

  Compensation Committee Interlocks and Insider Participation. The Compensation Committee is currently comprised of Mr. James Apostolakis, Mr. Albert Erani, Mr. David Gardner, Dr. Bjorn Olsen and Ms. Marguerite Piret. Mr. Richard Cresse served as a member and the chairman of the Compensation Committee during the period beginning January 1, 2000 through December 31, 2000. Of the five members of the Compensation Committee named above, Mr. Albert Erani and Mr. David Gardner purchased $2,500,000 and $2,000,000, respectively, of 7%, five-year convertible debentures and warrants to purchase common stock, in a $20,000,000 financing completed March 31, 1999. See "Certain Transactions."

 Compensation of Directors

  Directors who are also officers of the Company do not receive any compensation for their services as directors. Directors who are not also officers of the Company receive $500 for each Board of Directors meeting attended, $300 for each committee meeting attended and a retainer of $1,750 per quarter. Directors are also reimbursed for out-of-pocket expenses that they incur in connection with the business and affairs of the Company.

  Under the 1994 Director Stock Option Plan approved by stockholders in 1994, as amended in August 2000 (the "1994 Director Plan"), stock options to purchase 15,000 shares of common stock shall be granted to non-employee directors upon their initial election as a director. In addition, the 1994 Director Plan provides for the grant of options to purchase an additional 10,000 shares to each eligible non-employee director on the second Wednesday of March in each even numbered calendar year commencing in 1996. The 1994 Director Plan provides that the option price be at fair market value on the date of grant and vest in equal annual installments over a five-year period beginning one year from the date of grant. All options expire ten years from the date of grant. Options for 10,000 shares each were granted under the 1994 Director Plan in March 2000 to each of Mr. Cresse, Mr. Erani, Mr. Gardner, Mr. Marden, Dr. Olsen, Ms. Piret and Dr. Schrafl, at an exercise price of $18.625 per share. Options for 15,000 shares each were granted under the 1994 Director Plan in May 2000 to each of Mr. Nussdorf and Mr. Apostolakis, at an exercise price of $8.25 per share. Options for 10,000 shares each with one-year vesting were granted under the 1994 Director Plan in August 2000 to each of Mr. Apostolakis, Mr. Cresse, Mr. Erani, Mr. Gardner, Mr. Marden, Mr. Nussdorf, Ms. Piret and Dr. Schrafl, at an exercise price of $13.125 per share. Due to insufficient shares reserved under the 1994 Director Plan, the Company granted an option for 10,000 shares with one-year vesting to Dr. Olsen in August 2000, pursuant to the 1999 Non-Qualified Stock Option Plan. As of April 9, 2001 there were 1,846 shares reserved for issuance under the 1994 Director Plan. The Company expects to make a grant of 15,000 shares to Dr. Richard Ulevitch, if elected to the Board of Directors, under the 1999 Non-Qualified Stock Option Plan.

Information About Principal Stockholders

  The following table sets forth certain information as of April 20, 2001 with respect to the beneficial ownership of common stock by: (1) each person known to own beneficially more than 5% of the outstanding shares of common stock;
(2) each director and nominee for director; (3) our Chief Executive Officer during 2000 and the three other executive officers listed in the "Summary Compensation Table" contained on page eight of this proxy; and (4) the directors and executive officers as a group:

                                                   Shares of
                                                  Common Stock     Percent of
                                                  Beneficially    Common Stock
Name and Address of Beneficial Owner                Owned(1)      Outstanding
------------------------------------              ------------    ------------
North American Management Corp...................  2,591,240(2)        7.5%
 Ten Post Office Square
 Boston, MA 02109
Michael L. Sabolinski, M.D.......................    433,708(3)        1.2%
James J. Apostolakis.............................    135,105(4)          *
Albert Erani.....................................  1,638,222(5)        4.7%
David A. Gardner.................................    758,298(6)        2.2%
Bernard A. Marden................................    956,912(7)        2.8%
Glenn Nussdorf...................................     28,500(8)          *
Bjorn R. Olsen, M.D., Ph.D.......................      2,000(9)          *
Marguerite A. Piret..............................     60,784(10)         *
Anton E. Schrafl, Ph.D...........................    438,215(11)       1.3%
Richard J. Ulevitch, Ph.D........................        --            --
Nancy L. Parenteau, Ph.D.........................    359,380(12)       1.0%
John J. Arcari...................................     12,000(13)         *
Paul J. DiCicco..................................        --            --
Philip M. Laughlin...............................    100,000(14)         *
All directors and executive officers as a group
 (12 persons)....................................  4,823,124(15)      13.4%

--------
* Less than 1%.

(1) Except as otherwise specifically noted, the number of shares stated as being owned beneficially includes shares believed to be held beneficially by spouses, minor children and grandchildren. The inclusion of such shares in this Proxy Statement, however, does not constitute an admission that the named stockholders are direct or indirect beneficial owners of such shares. The number of shares of common stock issued and outstanding at April 20, 2001 was 34,472,460. The calculation of percentage ownership for each listed beneficial owner is based upon the number of shares of common stock issued and outstanding at April 20, 2001, plus shares of common stock subject to options held by such person or entity at April 20, 2001 and exercisable within 60 days thereafter. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as provided below.

(2) Includes 2,475,375 shares based on information provided by North American Management Corp as of April 2, 2001; 86,207 shares of common stock that are subject to conversion of the Company's 7%, five-year convertible debentures; and 25,000 shares of common stock that are subject to warrants granted in connection with the Company's debenture financing. Under common forms of discretionary account agreements between investment adviser and client, an investment adviser is vested with authority to dispose of shares. North American is an investment adviser and is thus considered, under Securities and Exchange Commission ("SEC") rules, to be a "beneficial owner." An investment adviser need not have any pecuniary interest to be considered a beneficial owner.

  Additional shares of common stock may be issued to North American for payment of future interest due on the debentures.

(3) Represents shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

 (4) Includes 3,000 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

 (5) Includes 7,333 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001; 172,414 shares of common stock that are subject to conversion of the Company's 7%, five-year convertible debentures; and 50,000 shares of common stock that are subject to warrants granted in connection with the Company's debenture financing. Does not include 1,500 shares held by Stanmore Associates, as to which Mr. Erani disclaims beneficial ownership.

   Additional shares of common stock may be issued to Mr. Erani for payment of future interest due on the debentures.

 (6) Includes 3,333 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001; 137,931 shares of common stock that are subject to conversion of the Company's 7%, five-year convertible debentures; and 40,000 shares of common stock that are subject to warrants granted in connection with the Company's debenture financing.

   Additional shares of common stock may be issued to Mr. Gardner for payment of future interest due on the debentures.

 (7) Includes 3,583 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001; 103,448 shares of common stock that are subject to conversion of the Company's 7%, five-year convertible debentures; and 30,000 shares of common stock that are subject to warrants granted in connection with the Company's debenture financing.

   Additional shares of common stock may be issued to Mr. Marden for payment of future interest due on the debentures.

 (8) Includes 3,000 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

 (9) Includes 2,000 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

(10) Includes 59,308 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

(11) Includes 131,574 shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

(12) Represents shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

(13) Represents shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001.

(14) Represents shares of common stock that are subject to outstanding options exercisable within the 60-day period following April 20, 2001. Mr. Laughlin resigned from the Company on May 15, 2001.

(15) Includes 1,018,219 shares of common stock subject to outstanding stock options held by officers and directors that are exercisable within the 60-day period following April 20, 2001; 413,793 shares of common stock that are subject to conversion of the Company's 7%, five-year convertible debentures; and 120,000 shares of common stock that are subject to warrants granted in connection with the Company's debenture financing.

Information About Executive Officers

 General

  The following table sets forth the name, age and current position of each non-director executive officer and each such officer's business experience during the past five years.

 Name and Age                         Position and Business Experience
 ------------                         --------------------------------
 John J. Arcari............. Vice President, Finance and Administration and
  Age 55                     Chief Financial Officer, Treasurer and Secretary
                             since May 2000; Chief Financial Officer of
                             Intl.com from September 1999 to April 2000; Chief
                             Financial Officer of Robotic Vision Systems Inc.
                             from August 1997 to March 1999; Chief Financial
                             Officer of LTX Corporation from February 1987 to
                             July 1997.

 Paul J. DiCicco............ Vice President Operations since June 2000; Senior
  Age 49                     Vice President Operations of Verdant Brands from
                             August 1999 to June 2000; Vice President and
                             General Manager Operations of Mentor Urology from
                             May 1994 to August 1999; Director of Manufacturing
                             of C.R. Bard from November 1981 to May 1994.

 Nancy L. Parenteau, Ph.D... Senior Vice President, Research and Development
  Age 47                     and Chief Scientific Officer since August 1995;
                             Vice President, Cell and Tissue Science from
                             February 1994 to August 1995.

 Compensation Committee Report on Executive Compensation

  Overview: The Compensation Committee of the Board of Directors is comprised of five independent non-employee directors and is responsible for developing and making recommendations to the Board of Directors with respect to compensation policies regarding executive officers. The committee also recommends to the Board of Directors the annual base cash compensation and annual cash bonuses to be paid to each executive officer. Additionally, the committee grants options to executive officers.

  The overall policy on compensation, as adopted by the Compensation Committee, is to provide competitive compensation to enable the Company to attract and retain qualified executive officers. The compensation of the executive officers is structured and administered to promote the achievement of the Company's business goals and, thereby, to maximize corporate performance and stockholder returns. The Compensation Committee believes that, in addition to adequate base cash compensation, it is important to have cash bonuses constitute a significant portion of each executive officer's compensation package in order to tie an individual's compensation level to individual and corporate performance. The Compensation Committee also believes it is important to have stock incentives constitute a significant portion of each executive officer's compensation package to help align long-term interests of executive officers with the interests of stockholders.

  Compensation of Executive Officers: Based upon the foregoing, the compensation of executive officers consists of a mixture of cash base salary, cash bonuses, fringe benefits and long-term common stock incentives. The common stock incentives are provided through stock option plans. The Company also maintains a contributory 401(k) program in which executive officers may participate. The maximum contribution that may be paid in any one year by the Company under the 401(k) program on behalf of any one employee is $900. In determining the total amount and mixture of the compensation package for each executive officer, the Compensation Committee, at least once a year, takes into consideration numerous factors such as: (1) compensation of executive officers performing similar functions at comparable and competitive companies;
(2) individual performance of each executive officer, including contribution to the Company's goals; and (3) the Company's short-term and long-term needs and goals, including attracting and retaining key management personnel. As a result of this evaluation, the Compensation Committee recommends to the Board for approval for each executive officer appropriate changes in existing base salary effective March 1 of each year and an annual cash bonus payable after the end of the calendar year.

  The stock option program is the Company's major long-term incentive plan to compensate executive officers. The objectives of this program are to align the executive officers' and stockholders' long-term interests by creating a strong and direct link between executive pay and stockholder return and to enable the executive officers to develop and maintain significant long-term stock ownership in the Company's common stock. Stock options generally are granted at an option price equal to the fair market value of the common stock on the date of grant, have ten year terms, and vest ratably over five years. The amount of shares granted increases as a function of higher salary and position.

  Compensation of Chief Executive Officer: Philip M. Laughlin, our Chief Executive Officer during 2000, was eligible to participate in the same executive compensation programs available to other executive officers. The Compensation Committee set Mr. Laughlin's annual compensation at a level it believes was necessary to retain Mr. Laughlin in his executive position and to be comparable with other companies in the industry. In October 1999, Mr. Laughlin's annual base salary was set at $325,000.

  Compliance with Internal Revenue Code Section 162(m): Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows tax deductions to publicly traded corporations for compensation over $1 million paid to a corporation's Chief Executive Officer and any of its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to this disallowance if certain requirements are met.

  While the tax impact of any compensation arrangement is one factor to be considered, such impact is evaluated in light of the Compensation Committee's overall compensation philosophy. The Compensation Committee intends to establish executive officer compensation programs which will maximize the Company's tax deduction if the Compensation Committee determines that such actions are consistent with its philosophy and in the best interests of the Company and its stockholders. However, from time to time, the Compensation Committee may award compensation which is not fully deductible if the Compensation Committee determines that such award is consistent with its philosophy and in the best interests of the Company and its stockholders.

                                          Members of the Organogenesis Inc.
                                          Compensation Committee:

                                          James J. Apostolakis
                                          Albert Erani
                                          David A. Gardner
                                          Bjorn R. Olsen, M.D., Ph.D.
                                          Marguerite A. Piret

                          Summary Compensation Table

  The following table sets forth information as to the compensation received by the former Chief Executive Officer and the other most highly compensated executive officers who received cash salary and bonus in excess of $100,000 and were employed by the Company at the end of 2000 (collectively, the "Named Executive Officers") for services rendered to the Company in all capacities during the three years ended December 31, 2000:

                                                        Long-term
                                                       Compensation
                                                        Securities
                                  Annual Compensation   Underlying
                                 ---------------------    Stock      All Other
  Name and Principal Position    Year  Salary   Bonus   Options(#)  Compensation
  ---------------------------    ---- -------- ------- ------------ ------------
Michael L. Sabolinski, M.D.      2000 $221,608 $60,000    25,000      $   900(1)
 (2)............................
 President and Chief Executive
 Officer                         1999  188,896  45,000   150,000          900(1)
                                 1998  185,000  60,000    62,500          900(1)

Nancy L. Parenteau, Ph.D........ 2000  221,608  50,000    25,000          900(1)
 Senior Vice President, Research
 and                             1999  188,896  50,000   155,000          900(1)
 Development and Chief           1998  184,039  65,000    68,750          900(1)
 Scientific Officer

John J. Arcari (3).............. 2000  118,088     --     60,000          900(1)
 Vice President, Finance and
 Administration                  1999      --      --        --           --
 and Chief Financial Officer,    1998      --      --        --           --
 Treasurer and Secretary

Philip M. Laughlin (4).......... 2000  325,990     --        --        38,867(5)
 Former President and Chief
 Executive                       1999   63,993     --    500,000          --
 Officer                         1998      --      --        --           --

--------
(1) Reflects amounts contributed by the Company pursuant to its 401(k) Plan.

(2) Dr. Sabolinski was Senior Vice President, Medical and Regulatory Affairs, from August 1995 until his appointment as President and Chief Executive Officer on May 15, 2001.

(3) Mr. Arcari joined the Company in May 2000 as Vice President, Finance and Administration and Chief Financial Officer, Treasurer and Secretary. His annual salary rate for 2000 was set at $180,000.

(4) Mr. Laughlin resigned from the Company on May 15, 2001.

(5) Amount shown includes $37,967 for 2000 related to relocation expenses paid in accordance with Mr. Laughlin's employment agreement and $900 contributed by the Company pursuant to its 401(k) Plan.

                       Option Grants in Last Fiscal Year

  The following table sets forth information regarding options granted during the year ended December 31, 2000 to the Named Executive Officers:

                                  Individual Grants
                         -----------------------------------
                                                                        Potential Realizable Value
                          Number Of   Percent of                          at Assumed Annual Rates
                         Securities  Total Options                      of Stock Price Appreciation
                         Underlying   Granted to   Exercise                 for Option Term (2)
                           Options   Employees In  Price (1) Expiration ---------------------------
Name                     Granted (#)  Fiscal Year  ($/Share)    Date       At 5%         At 10%
----                     ----------- ------------- --------- ---------- ---------------------------
Michael L. Sabolinski,
 M.D. ..................   25,000        3.59      $13.1250   8/09/10   $    205,721 $      521,935
Nancy L. Parenteau,
 Ph.D. .................   25,000        3.59       13.1250   8/09/10        205,721        521,935
John J. Arcari..........   60,000        8.61       11.3125   5/01/10        426,862      1,081,753
Philip M. Laughlin......      --          --            --        --             --             --

--------
(1) All options were granted at an exercise price equal to the fair market value of common stock on the date of grant. Options are exercisable in five equal annual installments of 20% each year commencing one year from the date of grant. In addition, the options vest fully in the event of a change in control. See "Compensation Arrangements."

(2) Amounts shown under these columns are the results of calculations of the 5% and 10% rates required by the SEC and are not intended to forecast future appreciation of the stock price. The table does not take into account any appreciation in the price of the common stock to date. This table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000 and the values of "in-the-money" options.

  The following table sets forth certain information regarding options held as of December 31, 2000 by the Named Executive Officers. This table includes the number of shares covered by both exercisable and unexercisable stock options as of December 31, 2000 and the values of "in-the-money" options.

                Aggregated Option Exercises in Last Fiscal Year
                       and Fiscal Year-End Option Values

                                                      Number of Securities
                                                     Underlying Unexercised     Value of Unexercised
                           Shares                          Options at          In-the-money Options at
                         Acquired on                   Fiscal Year-End (1)     Fiscal Year-End (1) (2)
                          Exercise       Value      ------------------------- -------------------------
Name                         (#)     Realized $ (3) Exercisable Unexercisable Exercisable Unexercisable
----                     ----------- -------------- ----------- ------------- ----------- -------------
Michael L. Sabolinski,
 M.D. ..................   12,208       $105,040      379,958      227,419    $1,007,702    $175,982
Nancy L. Parenteau,
 Ph.D. .................      --             --       301,428      239,077       645,962     175,977
John J. Arcari..........      --             --           --        60,000           --          --
Philip M. Laughlin......      --             --       100,000      400,000       211,500     846,000

--------
(1) Options granted under the 1986 and 1995 Stock Option Plans become exercisable in five equal annual installments of 20% each year commencing one year from the date of grant.

(2) The value of unexercised in-the-money options represents the difference between the closing price of the Company's common stock on the American Stock Exchange on December 31, 2000 and the option exercise price.

(3) The value realized represents the difference between the closing price of the Company's common stock on the American Stock Exchange on the date of exercise and the option exercise price, multiplied by the number of shares acquired on exercise.

 Employment Contracts, Change-in-Control Arrangements and Compensation Arrangements

  Based substantially on the terms of Mr. Laughlin's 1999 employment contract, as previously described in the Company's proxy statement in 2000, the Company has agreed to pay Mr. Laughlin the following sums in connection with the cessation of his employment with the Company, effective in May 2001: (1) $650,000, which is an amount equal to two year's base salary, to be paid over 24 months commencing on June 1, 2001, (2) a bonus payment in the aggregate amount of $200,000, to be paid over 24 months commencing on March 1, 2002, (3) a fiscal year 2000 bonus payment of $120,000, to be paid on May 23, 2001, (4) a payment of $72,500 in consideration of Mr. Laughlin's waiver of his vested right to exercise an option to purchase 100,000 shares of common stock of the Company, to be paid by September 20, 2001, (5) a payment of $145,000 in consideration of Mr. Laughlin's waiver of his right to accelerated vesting of an option to purchase 200,000 shares of common stock of the Company, to be paid by September 20, 2001, and (6) reimbursement for insurance premiums paid by Mr. Laughlin. In addition, Mr. Laughlin must comply with the Non-Competition and Non-Disclosure Agreement, dated September 30, 1999 (the "Non-Competition Agreement"). The Non-Competition Agreement provides for, among other things, a 24-month period during which Mr. Laughlin shall not engage in similar or related activities to those he engaged in during the two years prior to his termination for, or render services to, any entity that directly competes, or plans to directly compete, with the Company.

  The Company has a Severance Benefits Plan for certain of its executive officers that provides for benefit payments in the event that an officer's employment is terminated involuntarily following a change in control of the Company. As defined in the Severance Benefits Plan, a change in control will occur: (1) in the event that any person acquires 30% or more of the combined voting power of the Company's then outstanding securities; (2) if a majority of the Board of Directors changes, unless the change was approved by a vote of at least a majority of the Board of Directors prior to such change; (3) in the event that the stockholders approve a merger or consolidation of the Company, other than a merger or consolidation that would result in the voting securities outstanding immediately prior thereto continuing to represent more than 50% of the combined voting power of the voting securities of the Company or the surviving entity outstanding immediately after such merger or consolidation, or a merger or consolidation effected to implement a recapitalization of the Company in which no person acquires more than 30% of the combined voting power of the Company's then outstanding securities; or (4) in the event that the stockholders of the Company approve a plan of complete liquidation or the sale of all or substantially all of the Company's assets.

  All stock options held by employees, including executive officers and directors fully vest upon a change in control, as defined above.

 Report of the Audit Committee

  The Audit Committee of the Board of Directors, which consists entirely of directors who meet the independence and experience requirements of the American Stock Exchange, has furnished the following report:

  The Audit Committee assists the Board in overseeing and monitoring the integrity of the Company's financial reporting process, its compliance with legal and regulatory requirements and the quality of its internal and external audit processes. The role and responsibilities of the Audit Committee are set forth in a written Charter adopted by the Board (which is attached as Exhibit A to this Proxy Statement). The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. The Audit Committee is responsible for overseeing the Company's overall financial reporting process. In fulfilling its responsibilities for the financial statements for fiscal year ended December 31, 2000, the Audit Committee took the following actions:

  . Reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2000 with management and PricewaterhouseCoopers LLP, the Company's independent auditors;

  . Discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit; and

  . Received written disclosures and the letter from PricewaterhouseCoopers LLP regarding its independence as required by Independence Standards Board Standard No. 1. The Audit Committee further discussed with PricewaterhouseCoopers LLP their independence. The Audit Committee also considered taxation matters and other areas of oversight relating to the financial reporting and audit process that the Committee determined appropriate.

  Based on the Audit Committee's review of the audited financial statements and discussions with management and PricewaterhouseCoopers LLP, the Audit Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                                         Members of the Organogenesis Inc.
                                          Audit Committee:

                                         Anton E. Schrafl Ph.D., Chairman
                                         James J. Apostolakis
                                         David A. Gardner
                                         Marguerite A. Piret

Section 16(a) Beneficial Ownership Reporting Compliance

  Section 16(a) of the Securities Exchange Act of 1934, as amended, requires directors, officers and persons who own more than 10% of the Company's common stock to file with the SEC initial reports of beneficial ownership and reports of changes in ownership of the common stock and other equity securities of the Company. Such persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on a review of the copies of such forms received by the Company with respect to the fiscal year ended December 31, 2000, or written representations that no other reports were required, the Company believes that, during the preceding year, directors, officers and persons who own more than 10% of the Company's common stock have complied with all applicable section 16(a) filing requirements, except that one report, covering initial beneficial ownership, was filed late by Paul DiCicco.

Certain Transactions

  As of March 31, 1999, the Company raised $20,000,000 through the private placement of 7%, five-year convertible debentures and 400,000 warrants to purchase common stock. The debentures are convertible at a fixed price of $14.50 per share and mature on March 29, 2004. The warrants grant the right to purchase one share of common stock at the exercise price of $21.75 for each $50.00 in face value of the convertible debentures at any time before March 30, 2004. Mr. Erani, Mr. Gardner and Mr. Marden, all members of the Board of Directors, purchased $2,500,000, $2,000,000 and $1,500,000, respectively, of the convertible debentures, and North American Management Corporation, a principal stockholder, purchased $1,250,000 of the convertible debentures.

Scientific Advisory Board

  The Company has a Scientific Advisory Board comprised of five physicians, professors and scientists in various fields of medicine and science (the "SAB"). The SAB meets from time to time to advise and consult with management and scientific staff. Members of the SAB receive a $1,000 fee for each meeting attended and are reimbursed for expenses in attending meetings. Non-statutory stock options have been granted to members of the SAB. As of April 25, 2001, members of the SAB held options, in connection with their service as SAB members, to purchase an aggregate of 4,883 shares of common stock at an average exercise price of $8.32 per share under the 1986 Stock Option Plan.

Comparative Stock Performance Graph

  The graph below compares the cumulative total stockholder return on the Company's common stock against the cumulative total return of the Standard & Poor's 500 Stock Index and the AMEX Biotechnology Index during the five years ending December 31, 2000. The graph and table assume $100 was invested on December 31, 1995 in the Company's common stock and in each of the foregoing indices. The Company has not paid any dividends on the common stock and no dividends are included in the representation of the Company's performance. The stock price performance on the graph below is not necessarily indicative of future price performance. This graph is not "soliciting material", is not deemed filed with the Securities and Exchange Commission and is not to be incorporated by reference in any filing of the Company under the Securities Act of 1933 or the Securities and Exchange Act of 1934 whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.


                               1995    1996    1997    1998    1999    2000
                               ----    ----    ----    ----    ----    ----
Organogenesis Inc...........  100.00  123.81  228.53  116.92   93.01   95.56
S&P 500 Index...............  100.00  122.90  163.89  210.72  255.06  231.84
AMEX Biotechnology Index....  100.00  175.85  197.93  225.60  477.02  474.19

                                  ITEM NO. 1

                             ELECTION OF DIRECTORS

  The Company's Restated By-Laws provide for the Company's business to be managed by or under the direction of the Board of Directors. Under the Company's Restated By-Laws, the number of directors is fixed from time to time by the Board of Directors. The Board of Directors currently consists of nine members. Unless otherwise instructed, the persons named in the enclosed proxy will vote to elect as directors the ten nominees named below. Each director will be elected to hold office until the next annual meeting of stockholders or until his or her successor is elected and qualified. If a nominee becomes unavailable, the person acting under the proxy may vote the proxy for the election of a substitute. We do not presently contemplate that any of the nominees will be unavailable.

  The following table sets forth the name and age of each nominee and the positions and offices held by him or her, his or her principal occupation and business experience during the past five years, when he or she first became a director of the Company and the names of other publicly held companies of which he or she serves as a director:

                                       Principal Occupation,            First
                                        Business Experience            Became a
 Name and Age                            and Directorships             Director
 ------------                          ---------------------           --------
 James J. Apostolakis......... Vice Chairman, President, and             2000
  Age 58                       Director of Columbia Laboratories
                               Inc. since January 1999; Managing
                               Director at Poseidon Capital
                               Corporation, an investment banking
                               firm, since February of 1998;
                               President of Lexington Shipping &
                               Trading Corporation since 1973.

 Albert Erani................. Founder and Principal of A&E Stores,      1998
  Age 60                       Inc. for the past five years.

 David A. Gardner............. Mr. Gardner has been President of         1999
  Age 53                       Gardner Capital Corporation for the
                               past five years.

 Bernard A. Marden............ Mr. Marden has been a private             1999
  Age 81                       investor for the past five years.

 Glenn Nussdorf............... Chairman and Chief Executive Officer      2000
  Age 46                       of QK Healthcare since 1999;
                               President and Chief Executive Officer
                               of Quality King since 1996, and
                               Senior Vice President from 1994 to
                               1996.

 Bjorn R. Olsen, M.D., Ph.D... Professor of Cell Biology, Harvard        1994
  Age 60                       Medical School; Chairman, Harvard-
                               Forsyth Department of Oral Biology,
                               Harvard School of Dental Medicine
                               since 1998; Hersey Professor of Cell
                               Biology, Department of Cell Biology,
                               Harvard Medical School prior to 1998.

 Marguerite A. Piret.......... President of Newbury, Piret &             1995
  Age 53                       Company, Inc., an investment banking
                               company, since 1981.

 Michael L. Sabolinski, M.D... President and Chief Executive Officer   May 15,
  Age 45                       of Organogenesis Inc. since May 15,       2001
                               2001; Senior Vice President, Medical
                               and Regulatory Affairs from August
                               1995 to May 15, 2001; Vice President,
                               Medical and Regulatory Affairs from
                               February 1994 to August 1995.

 Anton E. Schrafl, Ph.D....... Deputy Chairman of "Holderbank"           1987
  Age 69                       Financiere Glaris Ltd., a Swiss
                               manufacturer of cement, since July
                               1984; Director of Apogee Technology,
                               Inc.

 Richard J. Ulevitch, Ph.D.... Chairman, Department of Immunology,     Nominee
  Age 57                       The Scripps Research Institute since
                               1994 and professor since 1990.

  A plurality of the shares voted affirmatively at the Annual Meeting is required to elect each nominee as a director.

  The Board of Directors Recommends a Vote "FOR" Electing These Ten Nominees

                                  ITEM NO. 2

          PROPOSAL TO RATIFY THE SELECTION OF INDEPENDENT ACCOUNTANTS

  The Board of Directors has selected PricewaterhouseCoopers LLP as independent accountants for the 2001 fiscal year. PricewaterhouseCoopers LLP has served as our independent accountants since 1986. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they so desire and will also be available to respond to appropriate questions from stockholders. Stockholders are being asked to ratify this selection at the Annual Meeting.

 Audit Fees

  The Company paid PricewaterhouseCoopers LLP a total of $126,238 for its audit of the Company's annual financial statements for the fiscal year ended December 31, 2000 and for their review of the Company's quarterly consolidated financial statements filed on Forms 10-Q filed during the last fiscal year.

 Financial Information Systems Design and Implementation Fees

  During the Company's fiscal year ended December 31, 2000,
PricewaterhouseCoopers LLP did not provide any financial information systems design or implementation services to the Company.

 All Other Fees

  During the Company's fiscal year ended December 31, 2000, the Company paid PricewaterhouseCoopers LLP a total of $76,955 for its provision of services related to the private placement of securities and tax planning and compliance matters.

  The Audit Committee has considered whether the provision of the services described under the caption All Other Fees is compatible with maintaining PricewaterhouseCoopers' independence.

  The Board of Directors Recommends a Vote "FOR" Ratification of the Selection of the Independent Accountants

                                  ITEM NO. 3

                                 OTHER MATTERS

  We do not know of any other matters that may come before the meeting. However, if any other matters are properly presented to the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

Deadline for Submission of Stockholders Proposals

  In order to be considered for addition to the agenda for the Annual Meeting of Stockholders in the year 2002 and to be included in the Proxy Statement and form of proxy, stockholders' proposals must be received by the Company no later than January 24, 2002. In order to be considered for presentation at the Annual Meeting of Stockholders in the year 2002, although not included in the proxy statement, a stockholder proposal must comply with the requirements of the Company's Restated By-Laws and be received by us no later than April 9, 2002 and no earlier than March 10, 2002. Stockholder proposals should be delivered in writing to the Secretary, Organogenesis Inc., 150 Dan Road, Canton, Massachusetts 02021. A copy of the Company's Restated By-Laws may be obtained from us upon written request to the Secretary.

                                          By Order of the Board of Directors,

                                          John J. Arcari, Secretary

Canton, Massachusetts
May 24, 2001

  THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE ANNUAL MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE ANNUAL MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE ANNUAL MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

  THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000 (INCLUDING FINANCIAL STATEMENTS, BUT EXCLUDING ALL OTHER EXHIBITS THERETO) FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, WHICH PROVIDES ADDITIONAL INFORMATION ABOUT THE COMPANY IS AVAILABLE TO BENEFICIAL OWNERS OF THE COMPANY'S COMMON STOCK WITHOUT CHARGE, UPON WRITTEN REQUEST TO JOHN J. ARCARI, SECRETARY, ORGANOGENESIS INC., 150 DAN ROAD, CANTON, MA 02021.

                                                                      Exhibit A

                              ORGANOGENESIS INC.

                            Audit Committee Charter

1.Mission

  The Audit Committee will assist the Board of Directors in fulfilling its oversight responsibilities. The Audit Committee shall provide assistance to the Board in fulfilling its responsibility to the shareholders, potential shareholders, and investment community relating to corporate accounting, reporting practices of the corporation, and the quality and integrity of the corporation's financial reports. In performing its duties, the Committee will maintain effective working relationships with the Board of Directors, management and the external auditors.

2.Membership

  The following details about the organization of the Audit Committee are in compliance with the December 14, 1999 SEC approved amendments to the American Stock Exchange's independent director and audit committee listing standards and with SEC Release No. 34-42266 (Dec. 23, 1999).

  .  Structure and Membership Requirements:
    The Audit Committee must have a minimum of three members and be comprised of independent Directors only. All Directors must be able to read and understand fundamental financial statements, including a Company's balance sheet, income statement and cash flow statement. At least one Director must have past employment experience in finance or accounting requisite professional certification in accounting or other comparable experience or background, including a current or past position as a chief executive or financial officer or other senior officer with financial oversight responsibilities.

  .  Independence of Members:
    For purposes of serving as a member of the Audit Committee, a Director must be considered "independent". A Director will not be considered "independent" if, among other things, he or she has:

    . Been employed by the corporation or its affiliates in the current or past three years;

    . Accepted any compensation from the corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

    . An immediate family member who is, or has been in the past three years, employed by the corporation or its affiliates as an executive officer;

    . Been a partner, controlling shareholder or an executive officer of any for-profit business to which the corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed five percent of the organization's consolidated gross revenues for that year, or $ 200,000, whichever is more, in any of the past three years; or

    . Been employed as an executive of another entity where any of the Company's executives serve on that entity's compensation committee.

3.Appointment of Members and Chairperson

  The Board of Directors appoints the Members and the Chairperson of the Audit Committee by majority of the whole Board annually. Members and Chairperson can be reappointed.

4.Frequency of Meetings

  The Audit Committee will meet no less frequently than semi-annually. These meetings will generally be held in November (scope of audit and technical update) and March (review of annual financial statements), unless otherwise determined and agreed to by the Audit Committee and external auditors.

5.Advice

  The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

6.Roles and Responsibilities

  6.1 Financial Reporting

    General
    . Review significant accounting and reporting issues, including recent professional and regulatory pronouncements, and understand their impact on the financial statements; and

    . Ask management and the external auditors about significant risks and exposures and the plans to minimize such risks.

    Annual Financial Statements
    . Review with management and the external auditors the annual financial statements and the results of the audit;

    . Review the financial statements with regard to their completeness and consistency with information known to Committee Members;

    . Pay particular attention to complex and/or unusual transactions such as financings, acquisitions, restructuring charges and derivative disclosures.

    Interim Financial Statements
    . The Committee Chairperson or designee prior to their release will review interim Financial Statements.

  6.2 Compliance with Laws and Regulations

    . Review the effectiveness of the system for monitoring compliance with laws and regulations and the results of management's investigation and follow-up (including disciplinary action) on any fraudulent acts or accounting irregularities;

    . Periodically obtain updates from management, general counsel, and tax accountants regarding compliance; and

    . Review the findings of any examinations by regulatory agencies such as the Securities and Exchange Commission.

  6.3 Compliance with Code of Conduct

    . Obtain updates from management and general counsel regarding compliance to the code of conduct.

  6.4 Auditors

    . Recommend to the Board the appointment of the independent auditors. The Audit Committee Board, as representatives of the shareholders, shall have ultimate authority and responsibility for selecting, evaluating, and where necessary, replacing the independent auditor.

    . Recommend to the Board the fees to be paid to the independent auditor.

    . Receive periodic reports from the independent auditor regarding the auditor's independence, and discuss such reports with the auditor.

    . Review with the independent auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and Company's response to that letter. Such review should include:

      a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

      b) Any changes required in the planned scope of the audit.

    . Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards no. 61 relating to the conduct of the audit.

    . Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  6.5 Charter update

    . Review and update the charter, receive approval of changes from the Board at least annually.

  6.6. Reporting

    . Regularly update the Board of Directors about Committee activities and make appropriate recommendations.

  6.7 Safe Harbor

    No report issued by this Committee shall be used as "soliciting material" or incorporated by reference into any document filed under the Securities Act or the Exchange Act, unless the Audit Committee unanimously approves such use, in which case such approval shall be indicated in the body of the report. Any report issued by this Committee shall contain a legend to the effect that the report is not intended as and shall not constitute "soliciting material" and shall not be incorporated by reference in any document to be filed with the Securities and Exchange Commission.

  While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of the management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between the management and the independent auditor or to ensure compliance with laws and regulations and the Company's written policies.

PROXY                                                                      PROXY

                               ORGANOGENESIS INC.
                                  150 Dan Road
                                Canton, MA 02021
                 Annual Meeting of Stockholders - June 21, 2001


   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY


The undersigned, revoking all prior proxies, hereby acknowledges receipt of the Notice and Proxy Statement dated May 24, 2001 in connection with the Annual Meeting of Stockholders, and hereby appoint(s) Michael L. Sabolinski, M.D. and John J. Arcari and each of them, with full power of substitution, as proxies to represent and vote, as designated hereon, all shares of stock of Organogenesis Inc. that the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held at The Millennium Hotel New York UN Plaza, One United Nations Plaza, 44th Street at First Avenue, New York, NY 10017 on Thursday, June 21, 2001 at 10:00 A.M., local time, and at any adjournment thereof.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF.

This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder(s). If no direction is given, this proxy will be voted FOR the election of Directors and FOR Item 2. Attendance of the undersigned at the meeting or at any adjournment thereof will not be deemed to revoke this proxy unless the undersigned shall revoke this proxy in writing.

         PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED
                            POST-PAID RETURN ENVELOPE

                  (Continued and to be signed on reverse side)

Please mark your votes as in this example:  [X]

UNLESS OTHERWISE INSTRUCTED, THIS PROXY WILL BE VOTED IN FAVOR OF THE ITEMS
                                SET FORTH BELOW.
          THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ITEMS 1 AND 2.

1.   Election of Directors         Nominees

                                   James J. Apostolakis
                                   Albert Erani
                                   David A. Gardner
                                   Bernard A. Marden
                                   Glenn Nussdorf
                                   Bjorn R. Olsen, M.D., Ph.D.
                                   Marguerite A. Piret
                                   Michael L Sabolinski, M.D.
                                   Anton E. Schrafl, Ph.D.
                                   Richard J. Ulevitch, Ph.D.
FOR AGAINST

   [_]   [_]

FOR, except vote WITHHELD from the following nominee(s):


--------------------------------------------------------

2. Ratify the selection by the Board of Directors of PricewaterhouseCoopers LLP as independent accountants for the 2001 fiscal year.

     FOR        AGAINST       ABSTAIN
     [_]        [_]           [_]

SIGNATURE                                             DATE
         ---------------------------------------          ----------------------

SIGNATURE                                             DATE
         ---------------------------------------          ----------------------

Please sign exactly as name(s) appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should add their titles.